Nationwide Life and Annuity Insurance Company • Nationwide VL Separate Account – D

Prospectus supplement dated February 16, 2010

to Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On November 18, 2009, the Board of Trustees of JPMorgan Insurance Trust voted to liquidate the JPMorgan Insurance Trust – JPMorgan Insurance Trust Balanced Portfolio 1, effective April 23, 2010.

Effective April 23, 2010, this underlying mutual fund will no longer be available to receive transfers or new purchase payments.

Any account value allocated to this fund will be transferred to the Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I on April 23, 2010.